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                                                                          Exhibit 10(n)




                                                                    February 25, 1998




Ms. Nancy A. Kindl
Portec, Inc.
One Hundred Field Drive, Suite 120
Lake Forest, Illinois  60045

Dear Nancy:

On July 17, 1997, I sent you a letter covering a success bonus arrangement which expires on March 31, 1998.  It now appears that  a
possible closing  on the last segment of Portec's business  would not occur prior to March 31, 1998.   Accordingly, as indicated in
Section 4 of the letter, I am hereby extending the expiration date of the success bonus from March 31, 1998, to July 31, 1998.

Please acknowledge receipt of this letter and  your agreement with the preceding terms at  the place provided on the enclosed  copy and return such copy to me for Portec's files.

                                                                    Yours truly,



                                                                    M. T. Yonker
                                                                    President & CEO




Receipt and agreement acknowledged
on this       day of                 , 1998


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